UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 30, 2010

INVACARE CORPORATION
_________________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-15103	95-2680965
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Invacare Way, P.O. Box 4028, Elyria, Ohio	44036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (440) 329-6000

__________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

A. Malachi Mixon, III, Chairman and Chief Executive Officer of Invacare Corporation (the "Company"), is taking a temporary medical leave, effective April 30, 2010. Effective April 30, 2010, Gerald B. Blouch, President and Chief Operating Officer, was appointed interim Chief Executive Officer of the Company and James C. Boland was appointed as the Company's interim Chairman of the Board of Directors.  Gerald B. Blouch, age 63, has been with the Company since May 1990 and has been Chief Operating Officer since December 1994. James C. Boland, age 70, has been a member of the Board since 1998 and is the Lead Director of the Board of Directors.

    The Company issued a press release announcing the temporary leave of Mr. Mixon and the interim appointments, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invacare Corporation
(Registrant)

Date: April 30, 2010
/s/ Robert K. Gudbranson
Robert K. Gudbranson Chief Financial Officer